UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 28, 2023

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-38402	26-3509845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, 4th Floor, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NXTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in those Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on June 9, 2023, July 21, 2023 and October 23, 2023, by NextPlay Technologies, Inc. (the “Company”), on June 6, 2023, July 19, 2023 and October 18, 2023, respectively, the Company received notification letters (the “Nasdaq Notices”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that it was not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”) as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended February 28, 2023 (the “Form 10-K”) and its Quarterly Reports on Form 10-Q for its fiscal quarters ended May 31, 2023 and August 31, 2023 (the “Form 10-Qs,” and together with the Form 10-K, the “Delinquent Reports”). Pursuant to the Nasdaq Notices, the Company was provided until November 27, 2023 (the “Compliance Deadline”) to file the Delinquent Reports with the Commission. The Nasdaq Notices further provided that in the event that the Company failed to file the Delinquent Reports with the Commission by the Compliance Deadline, Nasdaq would provide a written notification to the Company that its securities will be delisted.

The Company was unable to complete and file the Delinquent Reports by the Compliance Deadline.

On November 28, 2023, the Company received a new notification letter from the Listing Qualifications Department of Nasdaq (the “Delisting Notice”) notifying the Company that, as a result of the Company’s failure to file the Delinquent Reports by the Compliance Deadline and regain compliance with the Rule, the Staff has determined to delist the Company’s common stock from the Nasdaq Capital Market. Unless the Company submits an appeal and a hearing request appealing the delisting determination to Nasdaq by December 5, 2023, the Company’s common stock will be suspended at the opening of business on December 7, 3023 and will be delisted from the Nasdaq Capital Market.

The Company intends to submit an appeal of the Staff’s determination to a Hearings Panel, as well as a request to stay the suspension of its common stock pending the hearing date, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series, no later than the December 5, 2023 deadline. If the appeal and request for hearing is timely submitted, the suspension of the Company’s common stock will automatically be stayed fifteen days from the date of the appeal request. Nasdaq will notify the Company of its decision as to whether or not to further extend the stay pending the hearing date within fifteen days following the hearing request. No assurances can be provided that the Company will submit the appeal and hearing request by the December 5, 2023 deadline, or if it does, that the Commission will grant a say of the suspension of its common stock beyond the fifteen day automatic stay period. Furthermore, even if Nasdaq extends the stay, no assurances can be provided that the Company will obtain a favorable decision from the Nasdaq Hearings Panel, and/or that the Company will be able to regain or maintain compliance with the Nasdaq listing rules and continue the listing of its common stock on the Nasdaq Capital Market.

Item 7.01. Regulation FD Disclosure.

On December 4, 2023, the Company issued a press release regarding its receipt of the Delisting Notice. A copy of the foregoing press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statement.

The Company cautions you that statements included in this Current Report, including in Exhibit 99.1 attached hereto, that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s ability to successfully appeal the Staff’s delisting determination, or if it does, its ability to regain and maintain compliance with the listing standards of Nasdaq. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Report due to the risks and uncertainties inherent in the Company’s business. These forward-looking statements are based on information currently available to the Company and its current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect its current plans to file periodic reports with the Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes No obligation to revise or update this Report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated December 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: December 4, 2023	By:	/s/ Nithinan Boonyawattanapisut
		Name:	Nithinan Boonyawattanapisut
		Title:	Chief Executive Officer

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